Summary Prospectus November 1, 2023
JPMorgan U.S. GARP Equity Fund Class/Ticker: A/JIGAX C/JCICX I/JPGSX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2023, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
What is the goal of the Fund?
The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 143 and in “Financial Intermediary-Specific Sales Charge Waivers” in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.
SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE[1]	1.00%	NONE
1
For purchases under $1 million.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.36	0.36	0.36
Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.11	0.11	0.11
Total Annual Fund Operating Expenses	0.91	1.41	0.66
Fee Waivers and/or Expense Reimbursements[1]	-0.07	-0.07	-0.07
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimburse- ments[1]	0.84	1.34	0.59
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.84%, 1.34% and 0.59% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/24, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/24 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	606	793	996	1,580
CLASS C SHARES ($)	236	439	764	1,549
CLASS I SHARES ($)	60	204	361	816

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	606	793	996	1,580
CLASS C SHARES ($)	136	439	764	1,549
CLASS I SHARES ($)	60	204	361	816
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies located in the U.S. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with a market capitalization between $1 billion and $10 billion, at the time of purchase. An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.
In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes are high quality growth companies that have strong fundamentals and are trading at what the adviser determines to be attractive valuations. Generally these will be equity securities of companies within the Russell 1000® Growth Index. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.
Investment Process: The Fund has an actively managed strategy. In managing the Fund, the adviser employs a bottom-up approach to stock selection, focusing on high quality growth companies that have strong fundamentals and are trading at what the adviser determines to be attractive valuations. The adviser’s determination of valuation is based on proprietary fundamental research and data analysis, including information about earnings and cash flow. Because the adviser’s approach to managing the Fund seeks to identify growth companies with reasonable valuations, it is generally characterized as GARP (Growth at a Reasonable Price).
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s portfolio securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.
Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be less liquid, more volatile and more vulnerable to economic, market and industry changes. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk relating to the payment obligations created thereunder and legal and operational risk.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interest. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Significant Holdings Risk. Although the Fund is considered “diversified” under applicable law, a relatively large portion of its portfolio at times may be (and at the time of this filing, is) invested in a relatively small number of securities. Significant investments in a relatively small number of securities increases the risk that the value of the Fund’s Shares is more sensitive to economic results of the companies issuing the securities. The value of the shares of the Fund may also be more volatile than a fund that allocates its investments to a larger number of smaller positions.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 1000® Growth Index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser’s presentation thereof.
YEAR-BY-YEAR RETURNS — CLASS I SHARES

Best Quarter	2nd quarter, 2020	24.77%
Worst Quarter	2nd quarter, 2022	-20.01%

The Fund’s year-to-date total return	through	9/30/23	was	24.46%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2022)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	-27.60%	8.59%	12.89%
Return After Taxes on Distributions	-28.27	5.61	11.26
Return After Taxes on Distributions and Sale of Fund Shares	-15.81	6.59	10.69
CLASS A SHARES
Return Before Taxes	-31.56	7.15	12.00
CLASS C SHARES
Return Before Taxes	-29.13	7.78	12.16
RUSSELL 1000 GROWTH INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	-29.14	10.96	14.10
After-tax returns are shown only for the Class I Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Andrew Stern	2019	Executive Director
Wonseok Choi	2019	Managing Director
Lei (Grace) Liu	2023	Vice President
Ellen Sun	2023	Associate
Purchase and Sale of Fund Shares
Purchase minimums
For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
In general, you may purchase or redeem shares on any business day:
•
Through your Financial Intermediary
•
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
•
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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